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                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549



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                                   FORM 8-K



                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



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  Date of Report (Date of earliest event reported): April 15, 1999
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                      GULF STATES STEEL, INC. OF ALABAMA
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            (Exact name of registrant as specified in its charter)


    Alabama                        33-92496                  63-1141013
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(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)


  174 South 26th Street, Gadsden, Alabama          35904-1935
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  (Address of principal executive offices)         (Zip Code)


  Registrant's telephone number, including area code: (256) 543-6100
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Item 5.   Other Events.
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     On April 16, 1999, the Registrant publicly disseminated a press release announcing that it was unable to meet the April 15, 1999 interest payment on its 13 1/2 Series B First Mortgage Notes Due 2003 (the "Notes").

     As discussed in the Registrant's Quarterly Report on Form 10-Q for the period ended January 31, 1999, the Registrant had incurred significant losses, expected such losses to continue in fiscal 1999, and expressed reservations (absent, inter alia, improvements in sales volume and pricing and reductions in
         ----- ----
costs), concerning the sufficiency of its liquidity and capital resources to enable it to meet its projected fiscal 1999 requirements, including the April 15, 1999 interest payment on the Notes. Consistent with the foregoing, the Registrant has notified the indenture trustee for the Notes that the Registrant has not made the semi-annual interest payment on the Notes. Pursuant to the Indenture under which the Notes were issued, the non-payment does not become an event of default unless it continues through May 15, 1999, at which time the Notes would be subject to acceleration. Although the Registrant has a 30-day grace period to pay the required interest payment in order to avoid being in default, the Registrant does not foresee a sufficient improvement in market conditions or its cash position that would enable it to make the interest payment on the Notes before May 15, 1999.

     The Registrant is currently in confidential discussions with bondholder representatives covering the full range of financial restructuring alternatives, including restructuring of the bonds and obtaining consent to additional borrowings, and has employed BT Alex. Brown to assist in that endeavor.

     The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.
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(c)      Exhibit.

99.1      The Registrant's Press Release dated April 16, 1999 (filed herewith).

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                                 SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GULF STATES STEEL, INC. OF ALABAMA
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                                        (Registrant)



Date: April 19, 1999                    /s/ James Grimm
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                                        James Grimm, Senior Vice President and
                                         Chief Financial Officer

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                                 EXHIBIT INDEX
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Exhibit                                          Sequential
Number       Description                         Page Number
-------      -----------                         -----------

99.1         The Registrant's Press Release            5
             dated April 16, 1999